UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 7, 2007

(Date of Report/Date of earliest event reported)

DOMTAR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-33164	20-5901152
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

395 de Maisonneuve Blvd. West

Montreal, Quebec

Canada H3A 1L6

(Address and zip code of principal executive offices)

(514) 848-5400

(Registrant’s telephone number, including area code)

Former Address:

33663 Weyerhaeuser Way South

Federal Way, WA 98003

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	Completion of Acquisition or Disposition of Assets

On March 7, 2007, Domtar Corporation (the “Company”) completed the previously announced transactions to combine the fine paper business and related assets of Weyerhaeuser Company (“Weyerhaeuser”) with Domtar Inc. (“Domtar”) and Domtar Corporation’s common stock commenced trading on the New York Stock Exchange and Toronto Stock Exchange under the symbol “UFS.”

On March 5, 2007, Weyerhaeuser consummated a series of preliminary restructuring transactions to effect the transfer of Weyerhaeuser’s fine paper business and related assets to certain subsidiaries of the Company in exchange for the assumption by those subsidiaries of certain related liabilities and for limited liability company interests of a subsidiary of Weyerhaeuser. Following these preliminary restructuring transactions, and immediately prior to the consummation of the Distribution (as defined below), Weyerhaeuser contributed all of the limited liability company interests to the Company in exchange for a number of shares of Company common stock determined in accordance with the transaction agreements and $1.35 billion in cash (the “Contribution”). On March 7, 2007 (the “Closing Date”), following the Contribution and immediately prior to the consummation of the Arrangement (as defined below), Weyerhaeuser distributed all of the issued and outstanding shares of Company common stock to the Weyerhaeuser shareholders pursuant to an exchange offer (the “Distribution”). Immediately following the Distribution, the Company and Domtar consummated a plan of arrangement (the “Arrangement”) in accordance with Section 192 of the Canada Business Corporation Act. As a result of these transactions, the Company is a newly independent public company owning both the Weyerhaeuser fine paper business and related assets and Domtar. The time at which the Arrangement became effective is the “Effective Time.”

ITEM 5.01	Changes in Control of Registrant

As a result of the transactions, the Company became a publicly-traded company, separate and independent from Weyerhaeuser. Prior to the consummation of the Transactions, the Company had been a wholly-owned subsidiary of Weyerhaeuser. The information provided in Item 2.01 of this Form 8-K concerning the structure and effects of the Transactions is hereby incorporated into this Item 5.01.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Directors

In connection with the consummation of the Transactions, the members of the Board of Directors of the Company resigned, effective as of the Effective Time, and the sole stockholder and Board of Directors of the Company elected the following 13 persons to the Board of Directors, effective as of the Effective Time, and designated each director to the Class indicated: Class I: Jack C. Bingleman, Marvin D. Cooper, W. Henson Moore and Richard Tan; Class II: Louis P. Gignac, Harold H. MacKay, Raymond Royer and

William C. Stivers; Class III: Brian M. Levitt, Michael R. Onustock, Robert J. Steacy, Pamela B. Strobel and Denis Turcotte. The terms of Class I, II and III directors will expire as of the first, second and third annual meetings, respectively, of the stockholders of the Company following the Effective Time and, thereafter, shall each be three years.

Domtar’s Registration Statement on Form 10, as filed with the SEC on November 21, 2006 and amended by Amendment No. 1 dated January 9, 2007, Amendment No. 2 dated January 26, 2007 and Amendment No. 3 dated February 1, 2007 (as so amended, the “Registration Statement”), sets forth information regarding the members of the Board of Directors of the Company as of the Effective Time, including information with respect to committees of the Board.

Officers

In connection with the consummation of the Transactions, the officers of the Company resigned, effective as of the Effective Time, and the Board of Directors of the Company appointed new officers, effective as of the Effective Time. Domtar’s Registration Statement sets forth information regarding the executive officers of the Company as of the Effective Time.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Articles of Incorporation

Pursuant to resolutions of the Company’s sole stockholder and Board of Directors, the Company amended and restated its Amended and Restated Certificate of Incorporation, effective as of March 5, 2007. Pursuant to the amendments, Section 2.01 of the Amended and Restated Certificate of Incorporation provides that the Company shall have the authority to issue 2,000,000,000 shares of common stock, par value $0.01, of the Company and 20,000,000 shares of preferred stock, par value $0.01, of the Company.

The full text of the Amended and Restated Certificate of Incorporation of the Company is attached as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

By-laws

Pursuant to resolutions of the Company’s sole stockholder and Board of Directors, the Company adopted its Amended and Restated By-laws, effective as of March 5, 2007. Immediately after the Effective Time, the Board of Directors of the Company adopted further amendments to (i) change the requirement by which the Board of Directors may take action with respect to the designation of committees of the Board, including the appointment of committee members and the filling of vacancies thereof (Section 3.08), the election of the Chairman of the Board (Section 4.01) and the appointment and removal of officers (Sections 4.02 and 4.08) from a majority of the Whole Board (as defined therein) to a simple majority, and (2) provide that the Company’s fiscal year shall begin with the opening of business on the first Monday following the last Sunday of the preceding fiscal year, and end with the close of business on the last Sunday of the following December of each year, as opposed to having a fiscal year ending on December 31 of each year (Article 6.01).

The full text of the Amended and Restated By-Laws of the Company is attached as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

ITEM 8.01	Other Events

Press release

On the Closing Date, the Company issued a press release announcing the completion of the Transactions. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Change in corporate headquarters

In connection with the closing of the Transactions, the Company relocated its corporate headquarters from 33663 Weyerhaeuser Way South, Federal Way, WA 98003 to 395 de Maisonneuve Blvd. West, Montreal, QC, Canada H3A 1L6. The Company’s new phone number is (514) 848-5400.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit 3.1: Amended and Restated Certificate of Incorporation

Exhibit 3.2: Amended and Restated By-Laws

Exhibit 99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMTAR CORPORATION
(Registrant)

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Vice-President and Secretary

Date:	March 7, 2007

Exhibit Index

Exhibit No.	Exhibit
3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated By-Laws

99.1	Press Release